German American Symbol: GABC July 28 – 30, 2020 Keefe Bruyette & Woods Community Bank Investor Conference

Presented By Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2019 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $4.9 Billion Total Banking Assets • $1.6 Billion Investment and Trust Assets Under Management • $60 Million Annual Insurance Premiums • 825+ FTEs • 73 Banking Offices 4

COVID-19 Credit Risk Management • Industry Segment Risk Profile • COVID-19 Related Loan Deferrals • Paycheck Protection Program • Strong Capital Structure 5

Industry Segment Profiles Affected by COVID-19 As of June 30, 2020 Industry Segment Number of Loans Outstanding % Of Total Loans (Dollars in Thousands) Balance Lodging/Hotels 51 $130,112 4.0% Student Housing 107 $94,226 2.9% Retail Shopping/ Strip Centers 61 $93,172 2.9% Restaurants 190 $50,724 1.6% 6

COVID-19 Related Loan Deferrals As of June 30, 2020 Types of Loans Number of Loans Loan Balance % of Loan Category (Dollars in Thousands) (Excludes PPP Loans) Commercial & Industrial Loans 257 $54,300 10.8% Commercial Real Estate Loans 392 $224,664 15.3% Agricultural Loans 8 $1,175 0.3% Consumer Loans 80 $1,115 0.4% Residential Mortgage Loans 110 $23,103 8.2% Total 847 $304,357 10.4% 7

SBA Payroll Protection Plan As of June 30, 2020 • 3,000 SBA payroll protection plan loans • $350 million total • $12.6 million potential fees (gross) 8

Strong Capital Structure Key Ratios as of June 30, 2020 TCE/ Tangible Assets 9.79% Total Risk-based 15.22% Tier 1 Risk-based 13.35% Leverage 9.97% 9

Diversified Economic Base

Regional Education, Health Care
Manufacturing & Logistics
Life Sciences & Technology
Energy

MAJOR INDIANA EMPLOYERS:

Education

- Indiana University
- Indiana University Southeast
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care

- Indiana University Health
- Baptist Health Floyd Hospital
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Health System
- Good Samaritan Hospital
- King's Daughters' Hospital
- Margaret Mary Hospital and Health
- Memorial Hospital
- St Vincent's Medical Center

Manufacturing & Logistics

- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- Batesville Services Inc
- Berry Global
- Best Chairs Inc
- Costco Home & Office Products
- Cummins, Inc. (Cummins Diesel)
- Faurecia Gladstone
- Grote Industries Inc
- Hillenbrand Inc
- Honda Manufacturing LLC
- Jasper Engines & Transmissions
- Kimball Electronics
- Kimball International, Inc.
- Koch Enterprises, Inc.
- Lowe's Distribution Center
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- TMMI
- Walmart Distribution Center
- Waupaca Foundry Inc
- Valeo Sylvania LLC

Life Sciences & Technology

- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition
- Samtec

Energy

- Duke Energy
- Vectren

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Diversified Economic Base

Regional Education
Health Care & Social Assistance
Manufacturing & Logistics
Retail & Government

MAJOR KENTUCKY EMPLOYERS:

Education
- University of Kentucky
- Western Kentucky University
- Daviess County Public School System
- Fayette County Public Schools
- Warren County Public Schools

Health Care & Social Assistance
- Owensboro Health Regional Hospital
- Commonwealth Health Corp
- Baptist Health Lexington
- Family Bluegrass
- Federal Medical Center
- Lexington Clinic Pfc
- St. Joseph East Emergency
- St. Joseph Hospital
- UK Advance Eye Care
- UK Albert B Chandler Hospital
- US Veterans Medical Ctr
- VA Medical Center- Leestown

Manufacturing & Logistics
- Bowling Green Metal Forming
- Fruit of the Loom
- Ashland Oil Corporate Headquarters
- Lexmark International Inc
- General Motors Co
- UPS Customer Center
- Lockheed Martin
- Conduent, Inc.

Retail
- Amazon
- Houchens Industries

Government
- Lexington-Fayette Urban County

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Capitalize upon Market Strength & Growth Indiana Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share*** Position*** Branches Heritage Markets* $ 5,300,573 34% #1 31 Evansville/Newburgh $ 4,830,382 10% #3 8 Bloomington $ 2,474,524 9% #4 3 Columbus $ 1,297,390 11% #3 5 Louisville MSA (Indiana Portion)** $ 3,260,863 5% #8 5 Total Indiana Growth $ 11,863,159 Markets * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/19 Statistics. 12

Capitalize upon Market Strength & Growth Kentucky Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share* Position* Branches* Owensboro $ 2,719,563 5% #6 3 Bowling Green $ 2,679,918 10% #4 6 Lexington $ 7,899,671 .2% #25 2 Total Kentucky $ 13,299,152 Growth Markets * German American deposits adjusted to include Citizens First Bank (merger completed 7/1/19) deposit market share, market share position, and branches Source: FDIC 06/30/19 Statistics 13

History of Superior Financial Performance Ten Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 15 Consecutive Fiscal Years KBW/Stifel 2010 thru 2020 Bank Honor Roll Recipient Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 14

Financial Trends 15

Total Assets Annualized Return on Assets $6,000 $5,000 $4,851 $4,398 $3,929 $4,000 $3,144 $2,956 $3,000 $2,374 1.43% $2,000 1.33% 1.35% 1.38% 1.24% 1.18% $1,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 06/30/20 (Dollars in Millions) 16

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $3,500 $3,266 $3,250 $3,077 $3,000 $2,728 $2,750 $2,500 $2,250 $2,142 $1,990 $2,000 $1,750 $1,564 $1,500 $1,250 82% 81% 81% 82% $1,000 78% 80% $750 $500 $250 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 06/30/20 (Dollars in Millions) 17

Loan Composition as of June 30, 2020 Total Loans $3,266.3 million Residential Mortgage Loans, $ 287.9 million, 9% Construction & Development Loans, Home Equity Loans, $ 194.3 million, 6% $ 217.1 million, 6% Agricultural Loans, $ 383.4 million, 12% Consumer Loans, $ 59.3 million, 2% Commercial Real Estate Owner Occupied, $ 353.0 million, 11% Commercial & Industrial Loans, $ 805.7 million, 24% Commercial Real Estate Non- Owner Occupied, $ 743.6 million, 23% Multi-Family Residential Properties, $ 222.0 million, 7% 18

Non-Performing Assets to Total Assets 2.50% 2.00% 1.50% 1.00% 0.84% 0.76% 0.63% 0.59% 0.56% 0.49%* 0.50% 0.15% 0.38% 0.40% 0.14% 0.34% 0.33% 0.00% 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 06/30/20 GABC Peer Group *Peer Group Information as of 3/31/20 19

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,979 $4,000 $3,500 $3,430 $3,073 $3,000 $2,484 $2,500 $2,350 $2,000 $1,826 86% 84% 84% 83% 82% $1,500 81% $1,000 $500 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 06/30/20 (Dollars in Millions) 20

Deposit Composition as of June 30, 2020 Total Deposits $3,979.4 million Non-Interest Bearing Interest Bearing Demand, Demand, $1,139.9 million, Savings & Money Market, 29% $2,267.1 million, 57% Year Cost of Cost of Deposits Funds 2015 0.22% 0.28% 2016 0.23% 0.32% 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% YTD 2020 0.51% 0.60% Time Deposits, $572.4 million, 14% Q2 2020 0.39% 0.47% 21

Total Shareholders’ Equity Annualized Return on Tangible Equity $650 $595 $600 $574 $550 $500 $459 $450 $400 $365 $350 $330 $300 $252 $250 14.98% 13.82% 14.82% 13.74% 13.02% 11.91% $200 $150 $100 $50 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 06/30/20 (Dollars in Millions) 22

Net Interest Income Net Interest Margin (Tax-Equivalent) $160,000 $145,225 $140,000 $120,000 $114,610 $99,909 $100,000 $94,904 3.92% $80,000 $75,552 $74,715 $67,232 3.75% 3.76% 3.75% $60,000 3.70% 3.86% $40,000 3.66% $20,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 6/30/19 6/30/20 YTD YTD (Dollars in Thousands) 23

Provision for Credit Losses Net Charge-off to Average Loans $12,000 $11,050 $11,000 $10,000 $9,000 $8,000 $7,000 $6,000 $5,325 $5,000 $4,000 $3,000 $2,070 $2,000 $1,750 $- $1,200 0.17% $925 $1,000 0.08% 0.03% 0.04% 0.04% 0.04% 0.03% $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 6/30/19 6/30/20 YTD YTD (Dollars in Thousands) 24

Non-Interest Income Non-Interest Income as % of Total Revenue $50,000 $45,501 $45,000 $40,000 $37,070 $35,000 $32,013 $31,854 $30,000 $27,444 $26,504 $25,000 $22,167 26% 26% 24% 24% $20,000 23% 24% 24% $15,000 $10,000 $5,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 6/30/19 6/30/20 YTD YTD (Dollars in Thousands) 25

Non-Interest Expense Efficiency Ratio $120,000 $114,162 $100,000 $93,553 $80,000 $76,587 $77,803 $61,326 $58,416 $60,000 60.6% $52,377 59.0% 58.3% 57.6% 57.7% $40,000 56.8% 56.9% $20,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 6/30/19 6/30/20 YTD YTD (Dollars in Thousands) 26

Net Income & Earnings Per Share Earnings Per Share* $59,222 $60,000 $50,000 $46,529 $40,676 $40,000 $35,184 $30,064 $30,338 $30,000 $2.29 $26,727 $1.99 $1.77 $1.57 $20,000 $1.51 $1.21 $1.01 $10,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 6/30/19 6/30/20 YTD YTD (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 27

Why Invest in GABC? 28

Why Invest in GABC? * GABC Earnings Per Share Growth $2.29 $1.99 $1.77 $1.51 $1.57 $1.43 $1.27 $1.32 $1.07 $0.81 As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 29

Why Invest in GABC? * GABC Tangible Book Value Per Share $16.49 $13.81 $13.45 $11.94 $11.57 $10.40 $8.62 $8.92 $7.64 $6.55 As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 30

Why Invest in GABC? * GABC Stock Price Appreciation $35.07 $35.33 $35.62 $27.77 $22.21 $20.35 $18.95 $14.48 $12.28 $12.13 As of 12/31 for years shown *Stock Price adjusted for 3-for-2 stock split completed in 2017 31

Why Invest in GABC? • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity 32

German American Bancorp, Inc. Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 33